Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 7. Commitments and Contingencies

Operating Leases

The Company occupies office space on a month-to-month basis for its corporate headquarters in New York, New York in the same location as an entity controlled 100% by the Company’s majority stockholder. During the years ended December 31, 2013 and 2012, the Company was obligated to pay rent of $2,500 per month for this space. Rent expense for these facilities was $30,000 and $30,000 for the years ended December 31, 2013 and 2012, respectively (See Note 11).

Consulting Agreement

On July 1, 2011, the Company entered into a two-year agreement with an entity whereby the Company obtained the right to use the entity’s mobile watermark technology and the Company became obligated to pay the entity a fee of $5,000 per quarter. As of December 31, 2013, the Company had paid $40,000 due under the agreement and no further amounts are due.

Legal Matters

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2013, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of operations and there are no proceedings in which any directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to the Company’s interest.